CMA TREASURY FUND



Semi-Annual Report

September 30, 1997

[MERRILL LYNCH BULL LOGO]



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.


CMA Treasury Fund
Box 9011
Princeton, NJ 08543-9011                           #16059 -- 9/97

[RECYCLE LOGO] Printed on post-consumer recycled paper



DEAR SHAREHOLDER:

For the six-month period ended September 30, 1997, CMA Treasury Fund paid shareholders a net annualized dividend of 4.79%.* As of September 30, 1997, the Fund's 7-day yield was 4.71%.

The average portfolio maturity for CMA Treasury Fund at September 30, 1997 was 86 days, compared to 65 days at March 31, 1997.

The Environment
During the six-month period ended September 30, 1997, investor perceptions regarding the prospects for the US economy shifted dramatically. Early in the period, investor concerns focused on an overheating economy, increasing inflationary pressures and the prospect of higher interest rates. These concerns were heightened when the Federal Reserve Board tightened monetary policy at its March 25 meeting. However, as the period continued, there was increasing evidence of noninflationary economic growth. In view of this evidence, we maintained a constructive investment stance for the remainder of the September period. Investor confidence was boosted further when the Federal Reserve Board chose to leave monetary policy unchanged at its May, July and August meetings. This increased confidence was reinforced further in late July by the passage of tax-cut and five-year balanced budget bills.

By late August, the consensus outlook had changed, with forecasts of overheating growth and inflationary expectations. These concerns werereinforced by a large upward revision in second-quarter real gross domestic product growth from an original estimate of 2.2% to 3.6%. However, in September, this rate of growth was revised downward to 3.3%. This report set the stage for renewed investor confidence, which was bolstered further by the continued absence of inflationary pressures.

Although it was widely anticipated that the Federal Reserve Board would not tighten monetary policy at its September meeting, investors were pleasantly surprised by the release of September employment data in early October, since the US economy added jobs at a slower-than-expected pace during the month. Over the balance of 1997, the determining factor in the investment outlook is likely to be whether or not the US economy continues to follow a pattern of moderate, noninflationary growth.

In Conclusion
We thank you for your interest in CMA Treasury Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/MARIE HEUMILLER
Marie Heumiller
Vice President and Portfolio Manager

October 23, 1997

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



CMA Treasury Fund
Schedule of Investments as of September 30, 1997     (In Thousands)

                       Face     Interest    Maturity      Value
Issue                 Amount     Rate         Date      (Note 1a)

               US Government Obligations* -- 98.6%

US Treasury          $20,000     5.16%      10/16/97     $19,955
Bills                 30,412     5.10       10/30/97      30,285
                      46,247     5.105      10/30/97      46,053
                      10,015     4.82       11/06/97       9,965
                      50,000     5.09       11/06/97      49,743
                      33,918     5.105      11/06/97      33,744
                      50,000     5.13       11/06/97      49,743
                       8,332     5.06       11/13/97       8,281
                      13,474     5.075      11/13/97      13,392
                         550     5.08       11/13/97         547
                      10,469     5.095      11/13/97      10,406
                       9,153     5.11       11/13/97       9,098
                      12,435     5.125      11/13/97      12,360
                      50,000     4.90       12/04/97      49,557
                      36,542     4.945      12/04/97      36,218
                      10,000     5.492      12/11/97       9,902
                       8,000     5.505      12/11/97       7,922
                      50,000     4.945      12/26/97      49,403
                       7,319     5.12        1/08/98       7,217
                       8,467     5.125       1/08/98       8,349
                      63,000     5.13        1/08/98      62,124
                      25,000     5.085       1/15/98      24,632
                      25,000     5.22        2/05/98      24,553
                      21,563     5.125       2/12/98      21,156
                      30,000     5.105%      2/19/98      29,408
                      10,000     5.655       4/02/98       9,740

US Treasury          205,000     8.75       10/15/97     205,252
Notes                131,742     5.625      10/31/97     131,764
                     130,000     5.75       10/31/97     130,021
                      82,000     7.375      11/15/97      82,190
                     121,000     5.375      11/30/97     121,000
                      60,000     5.25       12/31/97      60,000
                      30,000     7.875       1/15/98      30,220
                      49,000     5.00        1/31/98      48,939
                      75,000     7.25        2/15/98      75,469
                      25,000     8.125       2/15/98      25,234
                       3,400     5.125       2/28/98       3,396
                     105,000     6.125       3/31/98     105,360
                      90,900     7.875       4/15/98      92,036
                      10,000     5.875       4/30/98      10,022
                     115,000     6.125       5/15/98     115,413

Total US Government Obligations
(Cost -- $1,869,657 )                                  1,870,069

Total Investments
(Cost -- $1,869,657) -- 98.6%                          1,870,069
Other Assets Less Liabilities -- 1.4%                     26,442
                                                      ----------
Net Assets -- 100.0%                                  $1,896,511
                                                      ==========

* US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates through maturity.

  See Notes to Financial Statements.




CMA Treasury Fund
Statement of Assets and Liabilities as of September 30, 1997

Assets:
Investments, at value (identified cost -- $1,869,656,823+) (Note 1a)                         $1,870,068,770
Cash                                                                                                 25,877
Interest receivable                                                                              27,661,962
Prepaid registration fees and other assets (Note 1d)                                                145,172
                                                                                            ---------------
Total assets                                                                                  1,897,901,781
                                                                                            ---------------
Liabilities:
Payables:
Investment adviser (Note 2)                                                     $712,106
Distributor (Note 2)                                                             463,587
Dividends to shareholders (Note 1e)                                                  831
Beneficial interest redeemed                                                         337          1,176,861
                                                                               ---------
Accrued expenses and other liabilities                                                              214,401
                                                                                            ---------------
Total liabilities                                                                                 1,391,262
                                                                                            ---------------
Net Assets                                                                                   $1,896,510,519
                                                                                            ===============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of
shares authorized                                                                              $189,609,857
Paid-in capital in excess of par                                                              1,706,488,715
Unrealized appreciation on investments -- net                                                       411,947
                                                                                            ---------------
Net Assets -- Equivalent to $1.00 per share based on 1,896,098,573 shares of
beneficial interest outstanding                                                              $1,896,510,519
                                                                                            ===============

+ Cost for Federal income tax purposes. As of September 30, 1997, net unrealized appreciation for Federal income tax purposes amounted to $411,947, of which $452,267 related to appreciated securities and $40,320 related to depreciated securities.

  See Notes to Financial Statements.




CMA Treasury Fund
Statement of Operations for the Six Months Ended September 30, 1997

Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                       $52,111,522

Expenses:
Investment advisory fees (Note 2)                                               $4,092,092
Distribution fees (Note 2)                                                       1,182,832
Transfer agent fees (Note 2)                                                       189,014
Accounting services (Note 2)                                                       124,016
Registration fees (Note 1d)                                                        115,078
Custodian fees                                                                      51,322
Professional fees                                                                   29,064
Printing and shareholder reports                                                    17,459
Trustees' fees and expenses                                                         13,107
Other                                                                               12,624
                                                                                ----------
Total expenses                                                                                   5,826,608
                                                                                              ------------
Investment income -- net                                                                        46,284,914
Realized Gain on Investments -- Net (Note 1c)                                                      392,969
Change in Unrealized Depreciation on Investments -- Net                                          1,082,499
                                                                                              ------------
Net Increase in Net Assets Resulting from Operations                                           $47,760,382
                                                                                              ============

See Notes to Financial Statements.





CMA Treasury Fund
Statements of Changes in Net Assets

                                                                                  For the Six             For the
                                                                                  Months Ended           Year Ended
Increase (Decrease) in Net Assets:                                              September 30, 1997     March 31, 1997

Operations:
Investment income -- net                                                            $46,284,914           $91,813,660
Realized gain on investments -- net                                                     392,969               274,352
Change in unrealized appreciation/depreciation on investments -- net                  1,082,499              (444,830)
                                                                                 --------------        --------------
Net increase in net assets resulting from operations                                 47,760,382            91,643,182
                                                                                 --------------        --------------
Dividends and Distributions to Shareholders (Note 1e):
Investment income -- net                                                            (46,284,914)          (91,813,660)
Realized gain on investments -- net                                                    (392,969)             (274,352)
                                                                                 --------------        --------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                     (46,677,883)          (92,088,012)
                                                                                 --------------        --------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                  4,141,074,157        11,230,658,782
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                            46,618,405            91,987,088
                                                                                 --------------        --------------
                                                                                  4,187,692,562        11,322,645,870
Cost of shares redeemed                                                          (4,260,780,846)      (11,145,444,645)
                                                                                 --------------        --------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                        (73,088,284)          177,201,225
                                                                                 --------------        --------------
Net Assets:
Total increase (decrease) in net assets                                             (72,005,785)          176,756,395
Beginning of period                                                               1,968,516,304         1,791,759,909
                                                                                 --------------        --------------
End of period                                                                    $1,896,510,519        $1,968,516,304
                                                                                 ==============        ==============

See Notes to Financial Statements.




CMA Treasury Fund
Financial Highlights
                                                             For the
                                                            Six Months
The following per share data and ratios have been derived     Ended
from information provided in the financial statements.       Sept. 30,                     For the Year Ended March 31,
                                                               1997             1997           1996           1995           1994
Increase (Decrease) in Net Asset Value:

Per Share Operating Performance:
Net asset value, beginning of period                              $1.00          $1.00           $1.00         $1.00          $1.00
                                                             ----------     ----------      ----------    ----------     ----------
Investment income -- net                                          .0238          .0461           0.498         .0409          .0250
Realized and unrealized gain (loss) on
investments -- net                                                .0008         (.0001)          .0001         .0004          .0002
                                                             ----------     ----------      ----------    ----------     ----------
Total from investment operations                                  .0246          .0460           .0499         .0413          .0252
                                                             ----------     ----------      ----------    ----------     ----------
Less dividends and distributions:
   Investment income -- net                                      (.0238)        (.0461)         (.0498)       (.0409)        (.0250)
   Realized gain on investments -- net                           (.0002)        (.0001)         (.0003)       (.0002)        (.0004)
                                                             ----------     ----------      ----------    ----------     ----------
Total dividends and distributions                                (.0240)        (.0462)         (.0501)       (.0411)        (.0254)
                                                             ----------     ----------      ----------    ----------     ----------
Net asset value, end of period                                    $1.00          $1.00           $1.00         $1.00          $1.00
                                                             ==========     ==========      ==========    ==========     ==========
Total Investment Return                                            4.79%*         4.74%           5.14%         4.18%          2.57%
                                                             ==========     ==========      ==========    ==========     ==========
Ratios to Average Net Assets:
Expenses                                                            .60%*          .59%            .60%          .62%           .61%
                                                             ==========     ==========      ==========    ==========     ==========
Investment income and realized gain on
investments -- net                                                 4.79%*         4.59%           5.01%         4.20%          2.55%
                                                             ==========     ==========      ==========    ==========     ==========
Supplemental Data:
Net assets, end of period (in thousands)                     $1,896,511     $1,968,516      $1,791,760    $1,428,724     $1,220,440
                                                             ==========     ==========      ==========    ==========     ==========

* Annualized.

  See Notes to Financial Statements.




CMA Treasury Fund
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA Treasury Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



CMA TREASURY FUND

Officers and Trustees
Arthur Zeikel -- President and Trustee
Ronald W. Forbes -- Trustee
Cynthia A. Montgomery -- Trustee
Charles C. Reilly -- Trustee
Kevin A. Ryan -- Trustee
Richard R. West -- Trustee
Terry K. Glenn -- Executive Vice President
Joseph T. Monagle Jr. -- Senior Vice President
Donald C. Burke -- Vice President
Marie Heumiller -- Vice President
Kevin J. McKenna -- Vice President
Gerald M. Richard -- Treasurer
Robert Harris -- Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].